Global Structured Finance

BoAMS 2003-3 Group 1
30 Year Fixed

1. Original Balance

------------------------------------------------------------------------------------------------------------------------------------
                           Number       Aggregate     Percent       Average                                W.A.      W.A.
                             of          Current     of Loans       Original   W.A.    W.A.     W.A.     Original  Remaining   W.A.
                          Mortgage      Principal  by Principal    Principal   Gross   FICO   Original    Term to   Term to    Loan
Original Balance            Loans        Balance      Balance       Balance   Coupon   Score     LTV     Maturity  Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000              113  $  38,314,920          5.11%  $  339,349    6.11%    743     65.26%       358        357      1
-----------------------------------------------------------------------------------------------------------------------------------
350,001 - 450,000              620    246,013,473         32.79      397,304   6.064     746     64.62        357        356      1
-----------------------------------------------------------------------------------------------------------------------------------
450,001 - 550,000              331    163,939,950         21.85      495,717   6.057     743      63.4        360        359      1
-----------------------------------------------------------------------------------------------------------------------------------
550,001 - 650,000              216    130,340,080         17.37      603,927   6.071     744     63.65        358        358      1
-----------------------------------------------------------------------------------------------------------------------------------
650,001 - 750,000              124     87,770,572          11.7      708,365   6.066     744      61.2        359        358      1
-----------------------------------------------------------------------------------------------------------------------------------
750,001 - 850,000               30     24,238,250          3.23      808,530   6.045     736     57.04        360        359      1
-----------------------------------------------------------------------------------------------------------------------------------
850,001 - 950,000               21     18,981,286          2.53      904,902   6.078     741     53.97        360        359      1
-----------------------------------------------------------------------------------------------------------------------------------
950,001 - 1,050,000             40     39,519,264          5.27      988,926   6.041     745      59.1        360        359      1
-----------------------------------------------------------------------------------------------------------------------------------
1,150,001 - 1,250,000            1      1,247,749          0.17    1,250,000   6.125     724        50        264        263      1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,496  $ 750,365,544        100.00%  $  502,078    6.07%    744     62.99%       358        358      1
------------------------------------------------------------------------------------------------------------------------------------

Average: $502,078.03
Lowest: $316,202.78
Highest: $1,250,000.00

2. Gross Coupon

-------------------------------------------------------------------------------------------------------------------------------
                      Number       Aggregate     Percent       Average                                W.A.      W.A.
                        of          Current     of Loans       Original   W.A.    W.A.     W.A.     Original  Remaining   W.A.
                     Mortgage      Principal  by Principal    Principal   Gross   FICO   Original    Term to   Term to    Loan
Gross Coupon           Loans        Balance      Balance       Balance   Coupon   Score     LTV     Maturity  Maturity     Age
-------------------------------------------------------------------------------------------------------------------------------
5.251 - 5.375               1  $     709,204          0.09%  $  710,000    5.38%    778     59.17%       360        359      1
-------------------------------------------------------------------------------------------------------------------------------
5.376 - 5.500               7      3,160,318          0.42      451,770     5.5     745     65.68        360        359      1
-------------------------------------------------------------------------------------------------------------------------------
5.501 - 5.625              12      5,970,636           0.8      497,896   5.625     732     66.66        360        359      1
-------------------------------------------------------------------------------------------------------------------------------
5.626 - 5.750              32     16,162,125          2.15      505,339    5.75     742     63.64        360        360      0
-------------------------------------------------------------------------------------------------------------------------------
5.751 - 5.875             242    119,375,322         15.91      493,692   5.875     744     64.58        358        357      1
-------------------------------------------------------------------------------------------------------------------------------
5.876 - 6.000             578    293,895,078         39.17      509,093       6     747     64.45        359        358      1
------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.125             258    132,113,593         17.61      512,501   6.125     745     60.92        358        357      1
------------------------------------------------------------------------------------------------------------------------------
6.126 - 6.250             233    115,226,440         15.36      494,969    6.25     741     60.72        357        357      1
------------------------------------------------------------------------------------------------------------------------------
6.251 - 6.375              97     47,105,621          6.28      486,018   6.375     740     61.04        357        356      1
------------------------------------------------------------------------------------------------------------------------------
6.376 - 6.500              28     12,934,202          1.72      462,371     6.5     726     60.81        357        356      1
------------------------------------------------------------------------------------------------------------------------------
6.501 - 6.625               5      2,683,117          0.36      537,161   6.625     728     62.28        360        359      1
------------------------------------------------------------------------------------------------------------------------------
6.626 - 6.750               1        346,701          0.05      347,000    6.75     760     45.66        360        359      1
------------------------------------------------------------------------------------------------------------------------------
6.751 - 6.875               2        683,186          0.09      342,745   6.875     786     69.57        360        356      4
------------------------------------------------------------------------------------------------------------------------------
Total:                  1,496  $ 750,365,544        100.00%  $  502,078    6.07%    744     62.99%       358        358      1
-------------------------------------------------------------------------------------------------------------------------------

W.A.: 6.065%
Lowest: 5.375%
Highest: 6.875%

3. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                 Number       Aggregate         Percent        Average                                    W.A.        W.A.
                   of          Current         of Loans        Original    W.A.    W.A.        W.A.     Original    Remaining   W.A.
                Mortgage      Principal      by Principal     Principal    Gross   FICO      Original   Term to     Term to     Loan
Credit Score      Loans        Balance          Balance        Balance     Coupon  Score       LTV      Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
825 - 849              2     $    761,642        0.10%        $381,000       6.00%   830       64.92%      360         360       0
------------------------------------------------------------------------------------------------------------------------------------
800 - 824             45       20,848,972        2.78          463,708      6.035    806        58.5       358         357       1
------------------------------------------------------------------------------------------------------------------------------------
775 - 799            332      164,821,143       21.97          496,863      6.072    785       60.41       358         357       1
------------------------------------------------------------------------------------------------------------------------------------
750 - 774            406      203,789,719       27.16          502,362      6.051    762       62.56       358         357       1
------------------------------------------------------------------------------------------------------------------------------------
725 - 749            265      135,436,437       18.05          511,923       6.06    738       64.19       359         358       1
------------------------------------------------------------------------------------------------------------------------------------
700 - 724            237      120,757,525       16.09          510,011      6.056    713       64.24       358         358       1
------------------------------------------------------------------------------------------------------------------------------------
675 - 699            126       61,859,049        8.24          491,366       6.11    688       66.09       359         358       1
------------------------------------------------------------------------------------------------------------------------------------
650 - 674             47       24,067,255        3.21          512,442      6.085    664       65.76       360         359       1
------------------------------------------------------------------------------------------------------------------------------------
625 - 649             35       17,274,515         2.3          493,815      6.098    640        64.2       360         360       0
------------------------------------------------------------------------------------------------------------------------------------
600 - 624              1          749,288         0.1          750,000       6.25    620       78.95       360         359       1
------------------------------------------------------------------------------------------------------------------------------------
Total:             1,496     $750,365,544      100.00%        $502,078       6.07%   744       62.99%      358         358       1
------------------------------------------------------------------------------------------------------------------------------------

W.A.: 744
Lowest: 620
Highest: 831

4. Index

------------------------------------------------------------------------------------------------------------------------------------
                 Number       Aggregate         Percent        Average                                    W.A.        W.A.
                   of          Current         of Loans        Original    W.A.    W.A.        W.A.     Original    Remaining  W.A.
                Mortgage      Principal      by Principal     Principal    Gross   FICO      Original   Term to     Term to    Loan
Index             Loans        Balance          Balance        Balance     Coupon  Score       LTV      Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
FIX                1,496     $750,365,544      100.00%        $502,078       6.07%   744      62.99%       358         358       1
------------------------------------------------------------------------------------------------------------------------------------
Total:             1,496     $750,365,544      100.00%        $502,078       6.07%   744      62.99%       358         358       1
------------------------------------------------------------------------------------------------------------------------------------

5. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                 Number       Aggregate         Percent        Average                                    W.A.        W.A.
                   of          Current         of Loans        Original    W.A.    W.A.        W.A.     Original    Remaining  W.A.
                Mortgage      Principal      by Principal     Principal    Gross   FICO      Original   Term to     Term to    Loan
Loan Purpose      Loans        Balance          Balance        Balance     Coupon  Score       LTV      Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
R/T REFI             989     $508,142,876       67.72%        $514,258       6.07%   746       60.72%      358         357       1
------------------------------------------------------------------------------------------------------------------------------------
C/O REFI             264      123,128,114       16.41          467,107        6.1    735       61.07       358         357       1
------------------------------------------------------------------------------------------------------------------------------------
PURCHASE             243      119,094,553       15.87          490,499      5.991    743       74.64       360         359       1
------------------------------------------------------------------------------------------------------------------------------------
Total:             1,496     $750,365,544      100.00%        $502,078       6.07%   744       62.99%      358         358       1
------------------------------------------------------------------------------------------------------------------------------------

6. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                 Number       Aggregate         Percent        Average                                    W.A.        W.A.
                   of          Current         of Loans        Original     W.A.   W.A.        W.A.     Original    Remaining  W.A.
                Mortgage      Principal      by Principal     Principal    Gross   FICO      Original   Term to      Term to   Loan
Property Type     Loans        Balance          Balance        Balance     Coupon  Score       LTV      Maturity    Maturity   Age
------------------------------------------------------------------------------------------------------------------------------------
SFR                1,127     $570,874,004       76.08%        $507,054       6.07%   744       62.30%        358         357     1
------------------------------------------------------------------------------------------------------------------------------------
PUD Detach           278      136,055,719       18.13          489,878      6.054    744        64.7         359         358     1
------------------------------------------------------------------------------------------------------------------------------------
Condo                 47       21,198,687        2.83          451,431      6.053    753       68.02         360         359     1
------------------------------------------------------------------------------------------------------------------------------------
2-Family              14        7,583,096        1.01          542,052      6.026    742       72.16         360         359     1
------------------------------------------------------------------------------------------------------------------------------------
PUD Attach            12        5,428,250        0.72          452,775      6.108    754       71.14         352         351     1
------------------------------------------------------------------------------------------------------------------------------------
Condo Highrise        11        5,425,062        0.72          493,636      6.113    750       56.45         360         359     1
------------------------------------------------------------------------------------------------------------------------------------
4-Family               2        1,192,779        0.16          596,600      6.407    745       67.42         360         360     0
------------------------------------------------------------------------------------------------------------------------------------
Townhouse              2        1,101,968        0.15          551,650      6.311    778       46.93         323         322     1
------------------------------------------------------------------------------------------------------------------------------------
Co-Op                  2          940,883        0.13          471,000      6.303    779       43.63         360         359     1
------------------------------------------------------------------------------------------------------------------------------------
3-Family               1          565,096        0.08          565,500       6.25    640        72.5         360         360     0
------------------------------------------------------------------------------------------------------------------------------------
Total:             1,496     $750,365,544      100.00%        $502,078       6.07%   744       62.99%        358         358     1
------------------------------------------------------------------------------------------------------------------------------------

7. Occupancy Status

------------------------------------------------------------------------------------------------------------------------------------
                       Number       Aggregate      Percent      Average                                  W.A.       W.A.
                         of          Current      of Loans      Original     W.A.     W.A.     W.A.    Original   Remaining   W.A.
                      Mortgage      Principal   by Principal   Principal     Gross    FICO   Original   Term to    Term to    Loan
Occupancy Status        Loans        Balance       Balance      Balance     Coupon    Score     LTV    Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
Primary                  1,436   $719,265,463          95.86%   $501,381      6.06%     744     63.09%      358         358      1
------------------------------------------------------------------------------------------------------------------------------------
Secondary                   60     31,100,081           4.14     518,752     6.092      742     60.57       356         355      1
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,496   $750,365,544         100.00%   $502,078      6.07%     744     62.99%      358         358      1
------------------------------------------------------------------------------------------------------------------------------------



8. Geographic Distribution

------------------------------------------------------------------------------------------------------------------------------------
                           Number       Aggregate     Percent      Average                                W.A.       W.A.
                             of          Current     of Loans      Original    W.A.    W.A.     W.A.    Original  Remaining   W.A.
                          Mortgage      Principal  by Principal   Principal    Gross   FICO   Original   Term to    Term to   Loan
Geographic Distribution     Loans        Balance      Balance      Balance    Coupon   Score     LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
California                     743   $374,886,646         49.96%   $505,172     6.09%    750     60.80%      358         358     1
------------------------------------------------------------------------------------------------------------------------------------
Illinois                       120     66,739,493          8.89     556,519    5.973     746     63.78       360         359     1
------------------------------------------------------------------------------------------------------------------------------------
Maryland                        84     39,539,326          5.27     470,991    6.046     739     62.32       358         357     1
------------------------------------------------------------------------------------------------------------------------------------
Virginia                        84     37,271,098          4.97     443,930    6.069     743      66.6       359         358     0
------------------------------------------------------------------------------------------------------------------------------------
Florida                         59     29,470,104          3.93     499,837    6.064     735     64.81       357         356     1
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts                   46     22,569,598          3.01     490,939    6.089     739     62.22       357         356     1
------------------------------------------------------------------------------------------------------------------------------------
Colorado                        34     18,012,387           2.4     530,456    6.051     738     64.32       360         359     1
------------------------------------------------------------------------------------------------------------------------------------
North Carolina                  35     16,480,679           2.2     471,252    6.056     749     64.47       357         357     1
------------------------------------------------------------------------------------------------------------------------------------
Georgia                         30     14,573,673          1.94     486,180    6.031     724     70.72       342         342     1
------------------------------------------------------------------------------------------------------------------------------------
Texas                           31     14,401,561          1.92     465,109    5.973     738     71.73       360         359     1
------------------------------------------------------------------------------------------------------------------------------------
District of Columbia            23     12,587,543          1.68     547,745     6.13     733      66.2       356         355     1
------------------------------------------------------------------------------------------------------------------------------------
Arizona                         21     11,877,852          1.58     565,932    6.005     720     69.69       360         359     1
------------------------------------------------------------------------------------------------------------------------------------
South Carolina                  19      9,942,550          1.33     523,816    6.068     739     66.69       360         359     1
------------------------------------------------------------------------------------------------------------------------------------
New York                        16      7,649,963          1.02     478,601    6.142     727     66.46       360         359     1
------------------------------------------------------------------------------------------------------------------------------------
Connecticut                     14      7,061,503          0.94     504,679    6.066     747     54.54       360         359     1
------------------------------------------------------------------------------------------------------------------------------------
Washington                      15      6,694,825          0.89     446,913    6.017     740     67.93       357         356     1
------------------------------------------------------------------------------------------------------------------------------------
Nevada                          13      6,255,924          0.83     481,574    6.059     708     60.21       360         359     1
------------------------------------------------------------------------------------------------------------------------------------
Kansas                          13      6,185,267          0.82     476,059    6.091     727     71.21       360         359     1
------------------------------------------------------------------------------------------------------------------------------------
New Jersey                      12      6,019,054           0.8     502,167    6.071     731     59.66       360         359     1
------------------------------------------------------------------------------------------------------------------------------------
Missouri                        11      5,107,769          0.68     464,868    6.065     730     70.07       358         357     1
------------------------------------------------------------------------------------------------------------------------------------
Other                           73     37,038,729          4.94     507,846     6.02     738     66.44       359         358     1
------------------------------------------------------------------------------------------------------------------------------------
Total:                       1,496   $750,365,544        100.00%   $502,078     6.07%    744     62.99%      358         358     1
------------------------------------------------------------------------------------------------------------------------------------

9. County Distribution

-----------------------------------------------------------------------------------------------------------------------------------
                      Number       Aggregate      Percent      Average                                  W.A.       W.A.
                        of          Current      of Loans      Original    W.A.    W.A.      W.A.     Original   Remaining  W.A.
                     Mortgage      Principal   by Principal   Principal    Gross   FICO    Original    Term to    Term to   Loan
County Distribution    Loans        Balance       Balance      Balance    Coupon   Score      LTV     Maturity   Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES               175   $ 93,474,579          12.46%   $534,608     6.08%    749      62.07%       358         357     1
-----------------------------------------------------------------------------------------------------------------------------------
ORANGE                    108     54,328,135           7.24     504,382    6.074     744      61.23        356         356     1
-----------------------------------------------------------------------------------------------------------------------------------
COOK                       73     42,850,823           5.71     587,391    5.948     743      62.87        360         359     1
-----------------------------------------------------------------------------------------------------------------------------------
SANTA CLARA                66     33,351,855           4.44     505,744    6.055     756      56.95        358         357     1
-----------------------------------------------------------------------------------------------------------------------------------
SAN MATEO                  63     30,654,896           4.09     487,220    6.088     750      55.79        358         357     1
-----------------------------------------------------------------------------------------------------------------------------------
ALAMEDA                    61     30,580,702           4.08     502,141      6.1     747      61.44        358         358     1
-----------------------------------------------------------------------------------------------------------------------------------
MONTGOMERY                 59     28,011,111           3.73     475,062    6.037     739      60.98        357         357     1
-----------------------------------------------------------------------------------------------------------------------------------
SAN FRANCISCO              47     25,516,635            3.4     543,339    6.115     758      61.73        358         358     1
-----------------------------------------------------------------------------------------------------------------------------------
SAN DIEGO                  51     24,649,670           3.29     483,767    6.112     758      59.86        359         358     1
-----------------------------------------------------------------------------------------------------------------------------------
FAIRFAX                    42     18,364,189           2.45     437,448    6.052     747      63.94        358         357     0
-----------------------------------------------------------------------------------------------------------------------------------
Other                     751    368,582,949          49.12     491,191    6.066     739      65.17        359         358     1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  1,496   $750,365,544         100.00%   $502,078     6.07%    744      62.99%       358         358     1
-----------------------------------------------------------------------------------------------------------------------------------

10. Original LTV

-----------------------------------------------------------------------------------------------------------------------------------
                      Number       Aggregate      Percent       Average                                   W.A.      W.A.
                        of          Current      of Loans       Original     W.A.     W.A.      W.A.    Original  Remaining    W.A.
                     Mortgage      Principal   by Principal    Principal     Gross    FICO    Original   Term to   Term to    Loan
Original LTV           Loans        Balance       Balance       Balance     Coupon    Score      LTV    Maturity  Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00               2   $  1,635,142           0.22%    $818,000      6.27%     693      13.07%      360        359      1
-----------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00               5      2,435,564           0.32      487,434     6.193      772      17.99       360        359      1
-----------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00              14      7,758,598           1.03      554,662     6.065      769      22.92       360        359      1
-----------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00              21     11,519,421           1.54      548,948     6.129      750       28.1       360        359      1
-----------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00              37     19,589,620           2.61      530,519     6.102      753      32.85       353        353      1
-----------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00              41     21,762,623            2.9      531,205     6.119      745      37.79       355        355      1
-----------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00              68     33,358,569           4.45      490,931     6.065      749      42.86       359        358      1
-----------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00              91     49,801,781           6.64      547,705     6.057      751      48.04       356        356      1
-----------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00             109     54,161,638           7.22      497,365     6.081      742      52.68       356        355      1
-----------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00             146     74,892,965           9.98      513,396     6.063      751      57.62       359        358      1
-----------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00             175     91,011,277          12.13      520,502      6.06      748      62.84       358        358      1
-----------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00             228    117,619,735          15.67      516,653     6.077      744      68.18       359        359      1
-----------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00             156     79,070,257          10.54      507,394     6.069      741      73.22       357        356      1
-----------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00             391    180,888,620          24.11      463,015     6.038      736      78.99       360        359      1
-----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00               4      1,654,462           0.22      414,156      6.08      759      83.82       360        359      1
-----------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00               8      3,205,271           0.43      400,872     6.055      739      89.05       360        359      1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  1,496   $750,365,544         100.00%    $502,078      6.07%     744      62.99%      358        358      1
-----------------------------------------------------------------------------------------------------------------------------------

W.A.: 62.99%
Lowest: 11.83%
Highest: 90.00%



11. Original Term

-----------------------------------------------------------------------------------------------------------------------------------
                      Number       Aggregate      Percent       Average                                   W.A.       W.A.
                        of          Current      of Loans       Original      W.A.    W.A.      W.A.    Original  Remaining   W.A.
                     Mortgage      Principal   by Principal    Principal     Gross    FICO    Original   Term to   Term to    Loan
Original Term          Loans        Balance       Balance       Balance     Coupon    Score     LTV     Maturity  Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
240                        18   $  7,613,466           1.01%  $  428,409      6.07%     757      55.61%      240        240      0
-----------------------------------------------------------------------------------------------------------------------------------
264                         1      1,247,749           0.17    1,250,000     6.125      724         50       264        263      1
-----------------------------------------------------------------------------------------------------------------------------------
300                         8      3,921,170           0.52      490,678     6.258      777      59.09       300        299      1
-----------------------------------------------------------------------------------------------------------------------------------
324                         1        399,494           0.05      400,000     5.875      753         50       324        323      1
-----------------------------------------------------------------------------------------------------------------------------------
336                         1        405,000           0.05      405,000     6.375      776       67.5       336        336      0
-----------------------------------------------------------------------------------------------------------------------------------
348                         3      1,279,661           0.17      427,833     6.159      726      78.27       348        347      1
-----------------------------------------------------------------------------------------------------------------------------------
360                     1,464    735,499,005          98.02      502,823     6.064      744      63.08       360        359      1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  1,496   $750,365,544         100.00%  $  502,078      6.07%     744      62.99%      358        358      1
-----------------------------------------------------------------------------------------------------------------------------------

W.A.: 358.3 months
Lowest: 240 months
Highest: 360 months

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of
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the issuer in connection with the proposed transaction.

Global Structured Finance

BoAMS 2003-3 Group 1
30 Year Fixed
Collateral Summary Report

1. General Pool Characteristics

Pool Size: $750,365,543.80
Loan Count: 1,496
Cut-off Date: 2003-04-01
Avg. Loan Balance: $501,581.25
Avg. Orig. Balance: $502,078.03
W.A. FICO*: 744
W.A. Orig. LTV: 62.99%
W.A. Cut-Off LTV: 62.93%
W.A. Gross Coupon: 6.065%
W.A. Net Coupon: 5.813%
W.A. Administration Fee: 0.252%
W.A. Orig. Term: 358 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 0.65%
% over 100 COLTV: 0.00%
% with PMI: 0.65%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 20.57%
W.A. MI Adjusted LTV: 62.81%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.11%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

2. Original Balance

-----------------------------------------------
Original Balance                       Percent
-----------------------------------------------
250,001 - 350,000                        5.11%
-----------------------------------------------
350,001 - 450,000                       32.79
-----------------------------------------------
450,001 - 550,000                       21.85
-----------------------------------------------
550,001 - 650,000                       17.37
-----------------------------------------------
650,001 - 750,000                        11.7
-----------------------------------------------
750,001 - 850,000                        3.23
-----------------------------------------------
850,001 - 950,000                        2.53
-----------------------------------------------
950,001 - 1,050,000                      5.27
-----------------------------------------------
1,150,001 - 1,250,000                    0.17
-----------------------------------------------
Total:                                 100.00%
-----------------------------------------------
Average: $  502,078.03
Lowest:  $  316,202.78
Highest: $1,250,000.00

3. Cut-Off Balance

----------------------------------------------
Cut-Off Balance                       Percent
----------------------------------------------
300,001 - 400,000                       23.55%
----------------------------------------------
400,001 - 500,000                       27.36
----------------------------------------------
500,001 - 600,000                       17.37
----------------------------------------------
600,001 - 700,000                       14.25
----------------------------------------------
700,001 - 800,000                        7.74
----------------------------------------------
800,001 - 900,000                        3.07
----------------------------------------------
900,001 - 1,000,000                       6.5
----------------------------------------------
1,200,001 - 1,300,000                    0.17
----------------------------------------------
Total:                                 100.00%
----------------------------------------------
Average:   501,581.25
Lowest:    316,202.78
Highest: 1,247,749.19

4. Lien Position

----------------------------------------------
Lien Position                         Percent
----------------------------------------------
1                                      100.00%
----------------------------------------------
Total:                                 100.00%
----------------------------------------------

5. Coupon

----------------------------------------------
Coupon                                Percent
----------------------------------------------
5.251 - 5.375                            0.09%
----------------------------------------------
5.376 - 5.500                            0.42
----------------------------------------------
5.501 - 5.625                             0.8
----------------------------------------------
5.626 - 5.750                            2.15
----------------------------------------------
5.751 - 5.875                           15.91
----------------------------------------------
5.876 - 6.000                           39.17
----------------------------------------------
6.001 - 6.125                           17.61
----------------------------------------------
6.126 - 6.250                           15.36
----------------------------------------------
6.251 - 6.375                            6.28
----------------------------------------------
6.376 - 6.500                            1.72
----------------------------------------------
6.501 - 6.625                            0.36
----------------------------------------------
6.626 - 6.750                            0.05
----------------------------------------------
6.751 - 6.875                            0.09
----------------------------------------------
Total:                                 100.00%
----------------------------------------------
W.A.:    6.065
Lowest:  5.375
Highest: 6.875

6. Credit Score*

----------------------------------------------
Credit Score*                         Percent
----------------------------------------------
801 - 850                                2.73%
----------------------------------------------
751 - 800                               47.97
----------------------------------------------
701 - 750                               35.17
----------------------------------------------
651 - 700                               11.66
----------------------------------------------
601 - 650                                2.46
----------------------------------------------
Total:                                 100.00%
----------------------------------------------
W.A.:    744
Lowest:  620
Highest: 831

7. PMI

----------------------------------------------
PMI                                   Percent
----------------------------------------------
NONE                                    99.35%
----------------------------------------------
GEMIC                                    0.36
----------------------------------------------
UNITED                                   0.11
----------------------------------------------
RMIC                                     0.07
----------------------------------------------
PMIC                                     0.06
----------------------------------------------
RADIAN                                   0.04
----------------------------------------------
Total:                                 100.00%
----------------------------------------------

8. Product Type

----------------------------------------------
Product Type                          Percent
----------------------------------------------
30 YR FIXED                             98.02%
----------------------------------------------
20 YR FIXED                              1.01
----------------------------------------------
25 YR FIXED                              0.52
----------------------------------------------
29 YR FIXED                              0.17
----------------------------------------------
22 YR FIXED                              0.17
----------------------------------------------
28 YR FIXED                              0.05
----------------------------------------------
27 YR FIXED                              0.05
----------------------------------------------
Total:                                 100.00%
----------------------------------------------

9. Loan Purpose

----------------------------------------------
Loan Purpose                          Percent
----------------------------------------------
R/T REFI                                67.72%
----------------------------------------------
C/O REFI                                16.41
----------------------------------------------
PURCHASE                                15.87
----------------------------------------------
Total:                                 100.00%
----------------------------------------------

10. Loan Type

----------------------------------------------
Loan Type                             Percent
----------------------------------------------
CONVENTIONAL                          100.00%
----------------------------------------------
Total:                                100.00%
----------------------------------------------

11. Property Type

----------------------------------------------
Property Type                         Percent
----------------------------------------------
SFR                                     76.08%
----------------------------------------------
PUD Detach                              18.13
----------------------------------------------
Condo                                    2.83
----------------------------------------------
2-Family                                 1.01
----------------------------------------------
PUD Attach                               0.72
----------------------------------------------
Condo Highrise                           0.72
----------------------------------------------
4-Family                                 0.16
----------------------------------------------
Townhouse                                0.15
----------------------------------------------
Co-Op                                    0.13
----------------------------------------------
3-Family                                 0.08
----------------------------------------------
Total:                                 100.00%
----------------------------------------------

12. Occupancy Status

----------------------------------------------
Occupancy Status                      Percent
----------------------------------------------
Primary                                 95.86%
----------------------------------------------
Secondary                                4.14
----------------------------------------------
Total:                                 100.00%
----------------------------------------------

13. Documentation

----------------------------------------------
Documentation                         Percent
----------------------------------------------
Rapid                                   55.49%
----------------------------------------------
Reduced                                 27.97
----------------------------------------------
Standard                                14.35
----------------------------------------------
All Ready Home                           2.07
----------------------------------------------
Stated                                   0.06
----------------------------------------------
No Ratio                                 0.06
----------------------------------------------
Total:                                 100.00%
----------------------------------------------

14. State

----------------------------------------------
State                              Percent
----------------------------------------------
California                              49.96%
----------------------------------------------
Illinois                                 8.89
----------------------------------------------
Maryland                                 5.27
----------------------------------------------
Virginia                                 4.97
----------------------------------------------
Florida                                  3.93
----------------------------------------------
Other                                   26.98
----------------------------------------------
Total:                                 100.00%
----------------------------------------------


15. Zip Code

----------------------------------------------
Zip Code                           Percent
----------------------------------------------
20854                                    1.11%
----------------------------------------------
60093                                     0.9
----------------------------------------------
90049                                    0.85
----------------------------------------------
90274                                    0.83
----------------------------------------------
90275                                    0.81
----------------------------------------------
Other                                    95.5
----------------------------------------------
Total:                                 100.00%
----------------------------------------------


16. OLTV

----------------------------------------------
OLTV                               Percent
----------------------------------------------
***20.00                                 0.54%
----------------------------------------------
20.01 - 25.00                            1.03
----------------------------------------------
25.01 - 30.00                            1.54
----------------------------------------------
30.01 - 35.00                            2.61
----------------------------------------------
35.01 - 40.00                             2.9
----------------------------------------------
40.01 - 45.00                            4.45
----------------------------------------------
45.01 - 50.00                            6.64
----------------------------------------------
50.01 - 55.00                            7.22
----------------------------------------------
55.01 - 60.00                            9.98
----------------------------------------------
60.01 - 65.00                           12.13
----------------------------------------------
65.01 - 70.00                           15.67
----------------------------------------------
70.01 - 75.00                           10.54
----------------------------------------------
75.01 - 80.00                           24.11
----------------------------------------------
80.01 - 85.00                            0.22
----------------------------------------------
85.01 - 90.00                            0.43
----------------------------------------------
Total:                                 100.00%
----------------------------------------------
W.A.: 62.99%
Lowest: 11.83%
Highest: 90.00%

*** denotes Less than or equal to

17. Cut-Off LTV

----------------------------------------------
Cut-Off LTV                        Percent
----------------------------------------------
***20.00                                 0.54%
----------------------------------------------
20.01 - 25.00                            1.03
----------------------------------------------
25.01 - 30.00                            1.58
----------------------------------------------
30.01 - 35.00                            2.57
----------------------------------------------
35.01 - 40.00                             2.9
----------------------------------------------
40.01 - 45.00                            4.45
----------------------------------------------
45.01 - 50.00                            6.64
----------------------------------------------
50.01 - 55.00                            7.31
----------------------------------------------
55.01 - 60.00                            9.94
----------------------------------------------
60.01 - 65.00                           12.13
----------------------------------------------
65.01 - 70.00                           15.63
----------------------------------------------
70.01 - 75.00                           10.63
----------------------------------------------
75.01 - 80.00                           24.01
----------------------------------------------
80.01 - 85.00                            0.22
----------------------------------------------
85.01 - 90.00                            0.43
----------------------------------------------
Total:                                 100.00%
----------------------------------------------
W.A.: 62.93%
Lowest: 11.83%
Highest: 90.00%

*** denotes Less than or equal to

18. Delinquency*

----------------------------------------------
Delinquency*                       Percent
----------------------------------------------
0-29 days                              100.00%
----------------------------------------------
Total:                                 100.00%
----------------------------------------------
* MBA method


19. Times 30 Days

----------------------------------------------
Times 30 Days                      Percent
----------------------------------------------
0                                       99.94%
----------------------------------------------
1                                        0.06
----------------------------------------------
Total:                                 100.00%
----------------------------------------------


20. Prepay Penalty Flag

----------------------------------------------
Prepay Penalty Flag                Percent
----------------------------------------------
N                                      100.00%
----------------------------------------------
Total:                                 100.00%
----------------------------------------------

21. Prepay Penalty Term

----------------------------------------------
Prepay Penalty Term                Percent
----------------------------------------------
0                                      100.00%
----------------------------------------------
Total:                                 100.00%
----------------------------------------------
W.A.: 0.0
Lowest: 0
Highest: 0


22. Buydown Agreement

----------------------------------------------
Buydown Agreement                  Percent
----------------------------------------------
N                                       99.80%
----------------------------------------------
Y                                         0.2
----------------------------------------------
Total:                                 100.00%
----------------------------------------------


23. Original Term

----------------------------------------------
Original Term                      Percent
----------------------------------------------
240                                      1.01%
----------------------------------------------
264                                      0.17
----------------------------------------------
300                                      0.52
----------------------------------------------
324                                      0.05
----------------------------------------------
336                                      0.05
----------------------------------------------
348                                      0.17
----------------------------------------------
360                                     98.02
----------------------------------------------
Total:                                 100.00%
----------------------------------------------
W.A.: 358.3 months
Lowest: 240 months
Highest: 360 months


24. Sched Remaining Term

----------------------------------------------
Sched Remaining Term               Percent
----------------------------------------------
235 - 240                                1.01%
----------------------------------------------
241 - 288                                0.17
----------------------------------------------
295 - 300                                0.52
----------------------------------------------
301 - 342                                0.11
----------------------------------------------
343 - 348                                0.17
----------------------------------------------
355 - 360                               98.02
----------------------------------------------
Total:                                 100.00%
----------------------------------------------
W.A.: 357.5 months
Lowest: 239 months
Highest: 360 months

25. Cut-Off Loan Age

----------------------------------------------
Cut-Off Loan Age                   Percent
----------------------------------------------
0                                       31.09%
----------------------------------------------
06-Jan                                  68.91
----------------------------------------------
Total:                                 100.00%
----------------------------------------------
W.A.: 0.7 months
Lowest: 0 months
Highest: 5 months


Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance

BoAMS 2003-3 Group 2
15 Year Fixed


1. Original Balance

------------------------------------------------------------------------------------------------------------------------------------
                             Number    Aggregate     Percent     Average                                  W.A.        W.A.
                              of        Current     of Loans    Original     W.A.    W.A.      W.A.     Original   Remaining   W.A.
                            Mortgage   Principal  by Principal  Principal   Gross    FICO    Original    Term to     Term to   Loan
Original Balance             Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000               29   $  9,840,828      3.93%   $  340,432    5.63%    758     57.83%       174         173       1
------------------------------------------------------------------------------------------------------------------------------------
350,001 - 450,000              203     81,003,490     32.37       400,311   5.589     752     54.17        178         177       1
------------------------------------------------------------------------------------------------------------------------------------
450,001 - 550,000              102     50,408,147     20.14       495,790   5.591     745     56.99        178         177       1
------------------------------------------------------------------------------------------------------------------------------------
550,001 - 650,000               71     42,253,587     16.88       597,255   5.595     747     53.69        178         177       1
------------------------------------------------------------------------------------------------------------------------------------
650,001 - 750,000               36     25,285,737      10.1       704,366   5.616     738     55.15        180         179       1
------------------------------------------------------------------------------------------------------------------------------------
750,001 - 850,000               11      8,797,995      3.52       802,514   5.556     730      46.9        180         179       1
------------------------------------------------------------------------------------------------------------------------------------
850,001 - 950,000               15     13,769,246       5.5       920,886   5.541     751     53.92        178         177       1
------------------------------------------------------------------------------------------------------------------------------------
950,001 - 1,050,000             18     17,740,512      7.09       987,941   5.549     741      54.8        180         179       1
------------------------------------------------------------------------------------------------------------------------------------
1,150,001 - 1,250,000            1      1,175,855      0.47     1,180,000    5.75     774        40        180         179       1
------------------------------------------------------------------------------------------------------------------------------------
Total:                         486   $250,275,398    100.00%   $  516,610    5.59%    747     54.61%       178         177       1
------------------------------------------------------------------------------------------------------------------------------------

Average: $516,610.01
Lowest: $329,000.00
Highest: $1,180,000.00

2. Gross Coupon

------------------------------------------------------------------------------------------------------------------------------------
                             Number    Aggregate     Percent     Average                                  W.A.        W.A.
                              of        Current     of Loans    Original     W.A.    W.A.      W.A.     Original   Remaining   W.A.
                            Mortgage   Principal  by Principal  Principal   Gross    FICO    Original    Term to     Term to   Loan
Gross Coupon                 Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.125                    1   $    460,750      0.18%    $460,750     5.13%    765     37.46%       180         180       0
------------------------------------------------------------------------------------------------------------------------------------
5.126 - 5.250                    5      2,261,973       0.9      453,349     5.25     755     50.98        180         179       1
------------------------------------------------------------------------------------------------------------------------------------
5.251 - 5.375                   49     25,093,836     10.03      513,431    5.375     746      56.6        180         179       1
------------------------------------------------------------------------------------------------------------------------------------
5.376 - 5.500                  207    109,363,618      43.7      529,844      5.5     749     54.43        179         178       1
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 5.625                   80     40,915,285     16.35      512,865    5.625     745     56.45        179         179       1
------------------------------------------------------------------------------------------------------------------------------------
5.626 - 5.750                  101     52,163,149     20.84      518,750     5.75     747     53.21        176         175       1
------------------------------------------------------------------------------------------------------------------------------------
5.751 - 5.875                   36     16,857,679      6.74      469,908    5.875     746     53.94        179         178       1
------------------------------------------------------------------------------------------------------------------------------------
5.876 - 6.000                    5      2,236,701      0.89      448,797        6     741     50.51        157         156       1
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.125                    2        922,406      0.37      462,778    6.125     739      58.2        180         179       1
------------------------------------------------------------------------------------------------------------------------------------
Total:                         486   $250,275,398    100.00%    $516,610     5.59%    747     54.61%       178         177       1
------------------------------------------------------------------------------------------------------------------------------------

W.A.: 5.589%
Lowest: 5.125%
Highest: 6.125%

3. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                             Number    Aggregate     Percent     Average                                  W.A.        W.A.
                              of        Current     of Loans    Original     W.A.    W.A.      W.A.     Original   Remaining   W.A.
                            Mortgage   Principal  by Principal  Principal   Gross    FICO    Original    Term to     Term to   Loan
Credit Score                 Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
825 - 849                        1   $    334,588      0.13%    $335,780     5.63%    825     55.96%       180         179       1
------------------------------------------------------------------------------------------------------------------------------------
800 - 824                       14      6,009,662       2.4      430,260    5.663     803     47.75        171         171       1
------------------------------------------------------------------------------------------------------------------------------------
775 - 799                      113     55,966,437     22.36      497,190     5.58     785     51.19        178         177       1
------------------------------------------------------------------------------------------------------------------------------------
750 - 774                      150     78,029,852     31.18      521,911    5.578     762     53.72        179         178       1
------------------------------------------------------------------------------------------------------------------------------------
725 - 749                       84     41,722,949     16.67      497,937    5.595     739     59.16        179         178       1
------------------------------------------------------------------------------------------------------------------------------------
700 - 724                       71     39,672,251     15.85      560,316    5.587     713     55.62        177         176       1
------------------------------------------------------------------------------------------------------------------------------------
675 - 699                       39     20,411,160      8.16      525,104    5.637     688     56.55        177         176       1
------------------------------------------------------------------------------------------------------------------------------------
650 - 674                       10      6,363,752      2.54      638,595    5.574     666     54.23        180         179       1
------------------------------------------------------------------------------------------------------------------------------------
625 - 649                        4      1,764,747      0.71      442,425    5.505     645     73.79        180         179       1
------------------------------------------------------------------------------------------------------------------------------------
Total:                         486   $250,275,398    100.00%    $516,610     5.59%    747     54.61%       178         177       1
------------------------------------------------------------------------------------------------------------------------------------

W.A.: 747
Lowest: 643
Highest: 825

4. Index

------------------------------------------------------------------------------------------------------------------------------------
                Number    Aggregate       Percent       Average                                        W.A.         W.A.
                 of        Current        of Loans     Original       W.A.      W.A.       W.A.      Original    Remaining     W.A.
               Mortgage   Principal      by Principal  Principal     Gross      FICO     Original    Term to      Term to      Loan
Index           Loans      Balance         Balance      Balance      Coupon     Score      LTV       Maturity     Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
FIX                486   $250,275,398      100.00%     $516,610       5.59%      747      54.61%       178          177         1
------------------------------------------------------------------------------------------------------------------------------------
Total:             486   $250,275,398      100.00%     $516,610       5.59%      747      54.61%       178          177         1
------------------------------------------------------------------------------------------------------------------------------------

5. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                Number    Aggregate       Percent       Average                                        W.A.         W.A.
                 of        Current        of Loans     Original       W.A.      W.A.       W.A.      Original    Remaining     W.A.
               Mortgage   Principal      by Principal  Principal     Gross      FICO     Original    Term to      Term to      Loan
Loan Purpose    Loans      Balance         Balance      Balance      Coupon     Score      LTV       Maturity     Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
R/T REFI           387   $200,864,543       80.26%     $520,766       5.59%      749      53.81%       178          177         1
------------------------------------------------------------------------------------------------------------------------------------
C/O REFI            83     40,642,266       16.24       490,997      5.613       739      54.13        180          179         1
------------------------------------------------------------------------------------------------------------------------------------
PURCHASE            16      8,768,589         3.5       548,944      5.509       754      75.01        180          180         0
------------------------------------------------------------------------------------------------------------------------------------
Total:             486   $250,275,398      100.00%     $516,610       5.59%      747      54.61%       178          177         1
------------------------------------------------------------------------------------------------------------------------------------

6. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                  Number      Aggregate       Percent     Average                                        W.A.       W.A.
                    of         Current        of Loans    Original        W.A.     W.A.       W.A.     Original  Remaining      W.A.
                 Mortgage     Principal     by Principal  Principal      Gross     FICO     Original   Term to    Term to       Loan
Property Type      Loans       Balance         Balance     Balance       Coupon    Score      LTV      Maturity   Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
SFR                 358      $182,079,356       72.75%    $510,177        5.59%     747       54.20%      178        177        1
------------------------------------------------------------------------------------------------------------------------------------
PUD Detach          106        56,676,378       22.65      536,524        5.59      746        55.9       178        177        1
------------------------------------------------------------------------------------------------------------------------------------
Condo                 8         3,878,140        1.55      486,500       5.588      756       51.49       180        179        1
------------------------------------------------------------------------------------------------------------------------------------
Condo Highrise        6         3,323,441        1.33      556,117       5.636      762       51.17       180        180        0
------------------------------------------------------------------------------------------------------------------------------------
PUD Attach            5         2,390,984        0.96      479,210       5.506      756       62.57       180        179        1
------------------------------------------------------------------------------------------------------------------------------------
2-Family              2         1,135,980        0.45      569,000         5.5      700       60.36       180        180        0
------------------------------------------------------------------------------------------------------------------------------------
Co-Op                 1           791,119        0.32      795,000       5.875      782          53       180        179        1
------------------------------------------------------------------------------------------------------------------------------------
Total:              486      $250,275,398      100.00%    $516,610        5.59%     747       54.61%      178        177        1
------------------------------------------------------------------------------------------------------------------------------------

7. Occupancy Status

------------------------------------------------------------------------------------------------------------------------------------
                  Number      Aggregate       Percent     Average                                       W.A.        W.A.
                    of         Current        of Loans    Original        W.A.     W.A.       W.A.    Original   Remaining      W.A.
                  Mortgage    Principal     by Principal  Principal      Gross     FICO    Original    Term to    Term to       Loan
Occupancy Status   Loans       Balance         Balance     Balance       Coupon    Score      LTV      Maturity   Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
Primary             455      $234,985,531       93.89%     $518,095        5.59%    747       54.74%      178        177        1
------------------------------------------------------------------------------------------------------------------------------------
Secondary            31        15,289,867        6.11       494,817       5.572     754       52.62       177        177        1
------------------------------------------------------------------------------------------------------------------------------------
Total:              486      $250,275,398      100.00%     $516,610        5.59%    747       54.61%      178        177        1
------------------------------------------------------------------------------------------------------------------------------------

8. Geographic Distribution

-----------------------------------------------------------------------------------------------------------------------------------
                      Number      Aggregate      Percent      Average                                    W.A.       W.A.
                        of         Current      of Loans     Original       W.A.     W.A.     W.A.     Original   Remaining   W.A.
Geographic           Mortgage     Principal   by Principal   Principal     Gross     FICO   Original    Term to    Term to    Loan
Distribution          Loans        Balance       Balance      Balance     Coupon    Score     LTV      Maturity   Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
California              239    $124,891,861      49.90%     $524,384       5.60%     752     49.84%       178       177        1
------------------------------------------------------------------------------------------------------------------------------------
Illinois                 34      17,900,905       7.15       527,931      5.494      748     52.35        179       178        1
------------------------------------------------------------------------------------------------------------------------------------
Florida                  23      10,846,610       4.33       473,766      5.545      736     60.55        180       179        1
------------------------------------------------------------------------------------------------------------------------------------
Virginia                 23      10,620,067       4.24       462,745      5.619      745     66.23        177       177        1
------------------------------------------------------------------------------------------------------------------------------------
Texas                    18       9,652,327       3.86       537,600       5.56      741     54.11        172       172        1
------------------------------------------------------------------------------------------------------------------------------------
Colorado                 13       7,230,149       2.89       558,615      5.562      746     64.41        180       179        1
------------------------------------------------------------------------------------------------------------------------------------
Maryland                 15       6,893,787       2.75       460,923      5.587      751     66.33        170       170        1
------------------------------------------------------------------------------------------------------------------------------------
Georgia                  15       6,647,301       2.66       444,077      5.545      742     62.99        180       179        1
------------------------------------------------------------------------------------------------------------------------------------
Nevada                   10       5,738,096       2.29       575,266      5.627      718     61.13        180       179        1
------------------------------------------------------------------------------------------------------------------------------------
South Carolina           12       5,718,427       2.28       477,966      5.655      742     53.51        180       179        1
------------------------------------------------------------------------------------------------------------------------------------
Arizona                   9       5,289,533       2.11       589,514      5.649      745     52.59        180       179        1
------------------------------------------------------------------------------------------------------------------------------------
North Carolina           10       4,866,777       1.94       487,980      5.521      733     58.98        177       176        1
------------------------------------------------------------------------------------------------------------------------------------
Missouri                  8       3,848,089       1.54       482,511      5.662      737     61.11        169       168        1
------------------------------------------------------------------------------------------------------------------------------------
Tennessee                 7       3,761,571        1.5       538,971      5.699      754     66.11        180       179        1
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts             7       3,284,662       1.31       469,950      5.581      732     54.11        180       180        0
------------------------------------------------------------------------------------------------------------------------------------
New Jersey                6       2,769,243       1.11       463,333       5.63      719     60.29        180       179        1
------------------------------------------------------------------------------------------------------------------------------------
District of Columbia      5       2,647,239       1.06       530,927      5.667      778      49.9        180       179        1
------------------------------------------------------------------------------------------------------------------------------------
Washington                5       2,437,670       0.97       488,710       5.52      772      58.7        180       180        0
------------------------------------------------------------------------------------------------------------------------------------
Minnesota                 5       2,427,397       0.97       487,013      5.629      742     59.66        180       179        1
------------------------------------------------------------------------------------------------------------------------------------
New York                  4       2,155,998       0.86       540,156      5.762      741      59.4        180       179        1
------------------------------------------------------------------------------------------------------------------------------------
Other                    18      10,647,689       4.25       592,849      5.536      731     64.16        180       179        1
------------------------------------------------------------------------------------------------------------------------------------
Total:                  486    $250,275,398     100.00%     $516,610       5.59%     747     54.61%       178       177        1
-----------------------------------------------------------------------------------------------------------------------------------

9. County Distribution

-----------------------------------------------------------------------------------------------------------------------------------
                      Number      Aggregate      Percent      Average                                    W.A.       W.A.
                        of         Current      of Loans     Original       W.A.     W.A.     W.A.     Original   Remaining   W.A.
9. County            Mortgage     Principal   by Principal   Principal     Gross     FICO   Original    Term to    Term to    Loan
   Distribution       Loans        Balance       Balance      Balance     Coupon    Score     LTV      Maturity   Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES              78    $ 41,851,007      16.72%     $538,694        5.57%    755     47.11%       180       179        1
-----------------------------------------------------------------------------------------------------------------------------------
ORANGE                   44      23,602,147       9.43       538,051       5.598     753     54.35        177       176        1
-----------------------------------------------------------------------------------------------------------------------------------
SANTA CLARA              30      14,341,682       5.73       479,502       5.576     762     41.33        180       179        1
-----------------------------------------------------------------------------------------------------------------------------------
COOK                     22      11,457,555       4.58       522,234       5.514     749     49.02        180       179        1
-----------------------------------------------------------------------------------------------------------------------------------
SAN DIEGO                14       8,408,775       3.36       601,922       5.576     746     50.02        180       179        1
-----------------------------------------------------------------------------------------------------------------------------------
CONTRA COSTA             10       5,538,594       2.21       555,431       5.615     754     58.21        180       179        1
-----------------------------------------------------------------------------------------------------------------------------------
MARICOPA                  9       5,289,533       2.11       589,514       5.649     745     52.59        180       179        1
-----------------------------------------------------------------------------------------------------------------------------------
ALAMEDA                  10       5,278,195       2.11       529,710       5.562     751     57.32        180       179        1
-----------------------------------------------------------------------------------------------------------------------------------
FAIRFAX                  10       4,972,086       1.99       497,880       5.591     741     67.24        180       180        0
-----------------------------------------------------------------------------------------------------------------------------------
DALLAS                    7       4,784,248       1.91       683,961       5.597     736     52.79        180       180        0
-----------------------------------------------------------------------------------------------------------------------------------
Other                   252     124,751,576      49.85       496,649       5.599     742      58.9        177       176        1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  486    $250,275,398     100.00%     $516,610        5.59%    747     54.61%       178       177        1
-----------------------------------------------------------------------------------------------------------------------------------

10. Original LTV

-----------------------------------------------------------------------------------------------------------------------------------
                      Number      Aggregate      Percent      Average                                    W.A.       W.A.
                        of         Current      of Loans     Original       W.A.     W.A.     W.A.     Original   Remaining   W.A.
                     Mortgage     Principal   by Principal   Principal     Gross     FICO   Original    Term to    Term to    Loan
Original LTV          Loans        Balance       Balance      Balance     Coupon    Score     LTV      Maturity   Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00             2    $    729,075       0.29%     $365,850       5.50%     754     13.13%       180       179        1
-----------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00             5       2,466,459       0.99       495,068      5.498      738     18.49        180       179        1
-----------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00            16       9,080,002       3.63       568,978      5.607      757      23.4        177       176        1
-----------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00            20       9,963,982       3.98       502,221      5.653      762     27.56        174       173        1
-----------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00            19       9,009,818        3.6       475,694       5.62      751     32.83        174       173        1
-----------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00            35      18,102,109       7.23       518,900      5.576      759     38.11        178       177        1
-----------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00            43      23,012,508       9.19       536,908      5.567      747      42.6        179       178        1
-----------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00            47      25,415,160      10.15       542,054      5.606      741     47.77        178       177        1
-----------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00            44      21,424,392       8.56       488,623      5.599      758     52.86        177       177        1
-----------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00            47      24,813,711       9.91       529,888      5.576      751     57.43        178       177        1
-----------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00            64      35,300,976       14.1       553,116      5.571      743     62.62        179       179        1
-----------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00            57      27,598,108      11.03       485,469      5.596      741     67.63        180       179        1
-----------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00            36      18,560,959       7.42       517,195      5.619      750     73.15        176       175        1
-----------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00            50      24,421,040       9.76       489,652      5.571      733     78.55        179       179        1
-----------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00             1         377,100       0.15       377,100        5.5      759        90        180       180        0
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  486    $250,275,398     100.00%     $516,610       5.59%     747     54.61%       178       177        1
-----------------------------------------------------------------------------------------------------------------------------------

W.A.: 54.61%
Lowest: 11.89%
Highest: 90.00%

11. Original Term

-----------------------------------------------------------------------------------------------------------------------------------
                      Number      Aggregate      Percent      Average                                    W.A.       W.A.
                        of         Current      of Loans     Original       W.A.     W.A.     W.A.     Original   Remaining   W.A.
                     Mortgage     Principal   by Principal   Principal     Gross     FICO   Original    Term to    Term to    Loan
Original Term         Loans        Balance       Balance      Balance     Coupon    Score     LTV      Maturity   Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
120                      15    $  6,776,591       2.71%     $454,321        5.72%    749     47.13%       120       119        1
------------------------------------------------------------------------------------------------------------------------------------
132                       1         365,995       0.15       368,000        5.75     741     75.88        132       131        1
------------------------------------------------------------------------------------------------------------------------------------
144                       2       1,326,573       0.53       665,500         5.5     720      48.5        144       143        1
------------------------------------------------------------------------------------------------------------------------------------
156                       1         422,599       0.17       424,500        5.75     778     58.96        156       155        1
------------------------------------------------------------------------------------------------------------------------------------
168                       1         407,908       0.16       409,500        5.75     679        70        168       167        1
------------------------------------------------------------------------------------------------------------------------------------
180                     466     240,975,731      96.28       518,722       5.585     747     54.79        180       179        1
------------------------------------------------------------------------------------------------------------------------------------
Total:                  486    $250,275,398     100.00%     $516,610        5.59%    747     54.61%       178       177        1
------------------------------------------------------------------------------------------------------------------------------------

W.A.: 178.1 months
Lowest: 120 months
Highest: 180 months

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance

BoAMS 2003-3 Group 2
15 Year Fixed
Collateral Summary Report

1. General Pool Characteristics

Pool Size: $250,275,397.72
Loan Count: 486
Cut-off Date: 2003-04-01
Avg. Loan Balance: $514,969.95
Avg. Orig. Balance: $516,610.01
W.A. FICO*: 747
W.A. Orig. LTV: 54.61%
W.A. Cut-Off LTV: 54.44%
W.A. Gross Coupon: 5.589%
W.A. Net Coupon: 5.339%
W.A. Administration Fee: 0.252%
W.A. Orig. Term: 178 months
W.A. Rem. Term: 177 months
W.A. Age: 1 months
% over 80 COLTV: 0.15%
% over 100 COLTV: 0.00%
% with PMI: 0.15%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 12.00%
W.A. MI Adjusted LTV: 54.43%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.85%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

2. Original Balance

---------------------------------------------------
Original Balance                         Percent
---------------------------------------------------
250,001 - 350,000                           3.93%
---------------------------------------------------
350,001 - 450,000                          32.37
---------------------------------------------------
450,001 - 550,000                          20.14
---------------------------------------------------
550,001 - 650,000                          16.88
---------------------------------------------------
650,001 - 750,000                           10.1
---------------------------------------------------
750,001 - 850,000                           3.52
---------------------------------------------------
850,001 - 950,000                            5.5
---------------------------------------------------
950,001 - 1,050,000                         7.09
---------------------------------------------------
1,150,001 - 1,250,000                       0.47
---------------------------------------------------
Total:                                    100.00%
---------------------------------------------------
Average: $516,610.01
Lowest: $329,000.00
Highest: $1,180,000.00

3. Cut-Off Balance

---------------------------------------------------
Cut-Off Balance                            Percent
---------------------------------------------------
300,001 - 400,000                            20.25%
---------------------------------------------------
400,001 - 500,000                            29.03
---------------------------------------------------
500,001 - 600,000                            17.77
---------------------------------------------------
600,001 - 700,000                            12.26
---------------------------------------------------
700,001 - 800,000                             5.99
---------------------------------------------------
800,001 - 900,000                             2.69
---------------------------------------------------
900,001 - 1,000,000                          11.54
---------------------------------------------------
1,100,001 - 1,200,000                         0.47
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
Average: 514,969.95
Lowest: 327,163.81
Highest: 1,175,855.33

4. Lien Position

---------------------------------------------------
Lien Position                              Percent
---------------------------------------------------
1                                           100.00%
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------

5. Coupon

---------------------------------------------------
Coupon                                     Percent
---------------------------------------------------
5.001 - 5.125                                 0.18%
---------------------------------------------------
5.126 - 5.250                                  0.9
---------------------------------------------------
5.251 - 5.375                                10.03
---------------------------------------------------
5.376 - 5.500                                 43.7
---------------------------------------------------
5.501 - 5.625                                16.35
---------------------------------------------------
5.626 - 5.750                                20.84
---------------------------------------------------
5.751 - 5.875                                 6.74
---------------------------------------------------
5.876 - 6.000                                 0.89
---------------------------------------------------
6.001 - 6.125                                 0.37
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
W.A.: 5.589
Lowest: 5.125
Highest: 6.125

6. Credit Score*

---------------------------------------------------
Credit Score*                              Percent
---------------------------------------------------
801 - 850                                     2.03%
---------------------------------------------------
751 - 800                                    53.12
---------------------------------------------------
701 - 750                                    32.97
---------------------------------------------------
651 - 700                                    11.18
---------------------------------------------------
601 - 650                                     0.71
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
W.A.: 747
Lowest: 643
Highest: 825

7. PMI Providers

---------------------------------------------------
PMI Providers                              Percent
---------------------------------------------------
NONE                                         99.85%
---------------------------------------------------
GEMIC                                         0.15
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------

8. Product Type

---------------------------------------------------
Product Type                               Percent
---------------------------------------------------
15 YR FIXED                                  96.28%
---------------------------------------------------
10 YR FIXED                                   2.71
---------------------------------------------------
12 YR FIXED                                   0.53
---------------------------------------------------
13 YR FIXED                                   0.17
---------------------------------------------------
14 YR FIXED                                   0.16
---------------------------------------------------
11 YR FIXED                                   0.15
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------

9. Loan Purpose

---------------------------------------------------
Loan Purpose                               Percent
---------------------------------------------------
R/T REFI                                     80.26%
---------------------------------------------------
C/O REFI                                     16.24
---------------------------------------------------
PURCHASE                                       3.5
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------

10. Loan Type

---------------------------------------------------
Loan Type                                  Percent
---------------------------------------------------
CONVENTIONAL                                100.00%
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------

11. Property Type

---------------------------------------------------
Property Type                              Percent
---------------------------------------------------
SFR                                          72.75%
---------------------------------------------------
PUD Detach                                   22.65
---------------------------------------------------
Condo                                         1.55
---------------------------------------------------
Condo Highrise                                1.33
---------------------------------------------------
PUD Attach                                    0.96
---------------------------------------------------
2-Family                                      0.45
---------------------------------------------------
Co-Op                                         0.32
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------

12. Occupancy Status

---------------------------------------------------
Occupancy Status                           Percent
---------------------------------------------------
Primary                                      93.89%
---------------------------------------------------
Secondary                                     6.11
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------

13. Documentation

---------------------------------------------------
Documentation                              Percent
---------------------------------------------------
Rapid                                        48.69%
---------------------------------------------------
Reduced                                      32.82
---------------------------------------------------
Standard                                     15.63
---------------------------------------------------
All Ready Home                                2.69
---------------------------------------------------
Stated                                        0.17
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------

14. State

---------------------------------------------------
State                                      Percent
---------------------------------------------------
California                                   49.90%
---------------------------------------------------
Illinois                                      7.15
---------------------------------------------------
Florida                                       4.33
---------------------------------------------------
Virginia                                      4.24
---------------------------------------------------
Texas                                         3.86
---------------------------------------------------
Other                                        30.51
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------

15. Zip Code

---------------------------------------------------
Zip Code                                   Percent
---------------------------------------------------
90049                                         1.85%
---------------------------------------------------
90272                                         1.38
---------------------------------------------------
92037                                          1.1
---------------------------------------------------
94539                                         1.05
---------------------------------------------------
92677                                         0.96
---------------------------------------------------
Other                                        93.66
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------

16. OLTV

---------------------------------------------------
OLTV                                       Percent
---------------------------------------------------
*** 20.00                                     1.28%
---------------------------------------------------
20.01 - 25.00                                 3.63
---------------------------------------------------
25.01 - 30.00                                 3.98
---------------------------------------------------
30.01 - 35.00                                  3.6
---------------------------------------------------
35.01 - 40.00                                 7.23
---------------------------------------------------
40.01 - 45.00                                 9.19
---------------------------------------------------
45.01 - 50.00                                10.15
---------------------------------------------------
50.01 - 55.00                                 8.56
---------------------------------------------------
55.01 - 60.00                                 9.91
---------------------------------------------------
60.01 - 65.00                                 14.1
---------------------------------------------------
65.01 - 70.00                                11.03
---------------------------------------------------
70.01 - 75.00                                 7.42
---------------------------------------------------
75.01 - 80.00                                 9.76
---------------------------------------------------
85.01 - 90.00                                 0.15
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
W.A.:    54.61%
Lowest:  11.89%
Highest: 90.00%

*** denotes less than or equal to

17. Cut-Off LTV

---------------------------------------------------
Cut-Off LTV                                Percent
---------------------------------------------------
*** 20.00                                     1.28%
---------------------------------------------------
20.01 - 25.00                                 3.76
---------------------------------------------------
25.01 - 30.00                                 3.85
---------------------------------------------------
30.01 - 35.00                                  3.6
---------------------------------------------------
35.01 - 40.00                                 7.38
---------------------------------------------------
40.01 - 45.00                                  9.5
---------------------------------------------------
45.01 - 50.00                                10.13
---------------------------------------------------
50.01 - 55.00                                 8.27
---------------------------------------------------
55.01 - 60.00                                 9.97
---------------------------------------------------
60.01 - 65.00                                 13.9
---------------------------------------------------
65.01 - 70.00                                11.03
---------------------------------------------------
70.01 - 75.00                                 8.22
---------------------------------------------------
75.01 - 80.00                                 8.95
---------------------------------------------------
85.01 - 90.00                                 0.15
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
W.A.:    54.44%
Lowest:  11.85%
Highest: 90.00%

*** denotes less than or equal to

18. Delinquency*

---------------------------------------------------
Delinquency*                               Percent
---------------------------------------------------
0-29 days                                   100.00%
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
* MBA method

19. Times 30 Days

---------------------------------------------------
Times 30 Days                              Percent
---------------------------------------------------
0                                           100.00%
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------

20. Prepay Penalty Flag

---------------------------------------------------
Prepay Penalty Flag                        Percent
---------------------------------------------------
N                                           100.00%
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------

21. Prepay Penalty Term

---------------------------------------------------
Prepay Penalty Term                        Percent
---------------------------------------------------
0                                           100.00%
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
W.A.:    0.0
Lowest:  0
Highest: 0

22. Buydown Agreement

---------------------------------------------------
Buydown Agreement                          Percent
---------------------------------------------------
N                                           100.00%
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------

23. Original Term

---------------------------------------------------
Original Term                              Percent
---------------------------------------------------
120                                           2.71%
---------------------------------------------------
132                                           0.15
---------------------------------------------------
144                                           0.53
---------------------------------------------------
156                                           0.17
---------------------------------------------------
168                                           0.16
---------------------------------------------------
180                                          96.28
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
W.A.:    178.1 months
Lowest:  120 months
Highest: 180 months

24. Scheduled Remaining Term

---------------------------------------------------
Scheduled Remaining Term                   Percent
---------------------------------------------------
115 - 120                                     2.71%
---------------------------------------------------
121 - 168                                     1.01
---------------------------------------------------
175 - 180                                    96.28
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
W.A.:    177.3 months
Lowest:  119 months
Highest: 180 months

25. Cut-Off Loan Age

---------------------------------------------------
Cut-Off Loan Age                           Percent
---------------------------------------------------
0                                            26.01%
---------------------------------------------------
06-Jan                                       73.99
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
W.A.:    0.8 months
Lowest:  0 months
Highest: 4 months

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.